UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 17, 2012, Capital One Financial Corporation (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) to its shelf registration statement on Form S-3 (File No. 333-181047) filed with the Securities and Exchange Commission on April 30, 2012. In accordance with the Shareholders Agreement the Company entered into on February 17, 2012 with ING Groep N.V., the Company filed the Prospectus Supplement for the purpose of registering 54,028,086 shares of common stock, par value $0.01 per share (the “Shares”), that may be offered or sold by the selling stockholder identified in the Prospectus Supplement.

The opinion of Gibson, Dunn & Crutcher LLP, relating to the validity of the Shares, is filed as Exhibit 5.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2012	CAPITAL ONE FINANCIAL CORPORATION

	By:	/s/ John G. Finneran, Jr.
Name: John G. Finneran, Jr.
Title: General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).